Exhibit 32.1

EAGLEPICHER HOLDINGS, INC. AND ITS SUBSIDIARIES

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EaglePicher Holdings, Inc. (the “Company”) on Form 10-Q for the period ended August 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John H. Weber, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1984; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN H. WEBER	Date: October 12, 2004

John H. Weber, President and Chief Executive Officer